UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015 (January 27, 2015)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On January 27, 2015, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 10:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarterly period and year ended December 31, 2014. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01     Other Events

On January 28, 2015, National Bank and Trust Company, the subsidiary bank of NB&T Financial Group, Inc. (“NB&T”), and Peoples Bank, National Association, the subsidiary bank of Peoples Bancorp Inc. (“Peoples”), mailed to customers of NB&T an informational letter regarding the transition from NB&T to Peoples, pending the consummation of the merger of NB&T into Peoples. A copy of the letter, as mailed, is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable
d) Exhibits
See Index to Exhibits
Important Information About the Merger

In connection with the Merger, Peoples has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Peoples’ common stock to be issued to the shareholders of NB&T. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Peoples and NB&T in advance of the special meetings of shareholders that will be held to consider the proposed Merger. PEOPLES AND NB&T INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, NB&T AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 30, 2015	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 27, 2015 to discuss results of operations for the quarterly period and year ended December 31, 2014
99.2	National Bank and Trust Company and Peoples Bank, National Association Customer Transition Letter